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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2002




                                  MANPOWER INC.
             (Exact name of registrant as specified in its charter)




           Wisconsin                        1-10686             39-1672779
----------------------------------      ---------------      ----------------
   (State or other jurisdiction           (Commission          (IRS Employer
         of incorporation)                File Number)       Identification No.)




         5301 North Ironwood Road
            Milwaukee, Wisconsin                                   53217
----------------------------------------------                    --------
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (414) 961-1000



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         Item 4.  Changes in Registrant's Certifying Accountant.



         On April 10, 2002, Manpower Inc. (the "Company") dismissed Arthur Andersen LLP as its independent public accountants and appointed
PricewaterhouseCoopers LLP as its new independent accountants. The decision to dismiss Arthur Andersen and to retain PricewaterhouseCoopers was recommended by the Company's Audit Committee and approved by its Board of Directors.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the years ended December 31, 2001 and 2000, and the subsequent interim period through April 10, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

         None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2001 and 2000 or during the subsequent interim period through April 10, 2002.

         The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a letter from Arthur Andersen, dated April 16, 2002, stating their agreement with such statements.

         During the years ended December 31, 2001 and 2000, and the subsequent interim period through April 10, 2002, the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


         Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.                          Description

                     16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                     99                Press Release dated April 10, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 16, 2002      MANPOWER INC.



                            By:    /s/ Michael J. Van Handel
                                 ------------------------------------
                                 Michael J. Van Handel
                                 Senior Vice President - Chief Financial Officer and Secretary







                                       3

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                                  EXHIBIT INDEX


                 Exhibit No.                          Description
                 -----------                          -----------

                     16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

                     99                Press Release dated April 10, 2002.